NOTE 9 - STOCKHOLDERS' EQUITY (Annual Report [Member])	12 Months Ended
Dec. 31, 2012
Annual Report [Member]
NOTE 9 - STOCKHOLDERS EQUITY

NOTE 9 - STOCKHOLDERS' EQUITY

Preferred Stock

The Company has 10,000,000 authorized shares of non-redeemable, convertible preferred stock with a par value of $.0001. Each share of preferred stock is convertible to 10 shares of commons stock. In May 2012, 500,000 of the 750,000 shares of preferred stock outstanding were converted into 5 million shares of common stock.

Common Stock

On February 14, 2012, the Company's stockholders approved an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock, $.0001 par value, from 50,000,000 shares to 100,000,000 shares.

Dividends

During March and April of 2012, the Company paid dividends for $1,431,146.